SEI DAILY INCOME TRUST

Intermediate Duration Government Fund

Supplement Dated August 31, 2015
to the Class A Shares and Class Y Shares Prospectuses dated May 31, 2015

This Supplement provides new and additional information beyond that contained in the Class A Shares and Class Y Shares Prospectuses and should be read in conjunction with such Prospectuses.

The Prospectuses are hereby amended and supplemented to reflect the following changes.

Closing and Liquidation of the Intermediate Duration Government Fund

At a meeting of the Board of Trustees held August 11, 2015, the Board of Trustees approved the closing and liquidation of the Intermediate Duration Government Fund (the "Fund"), a portfolio of the SEI Daily Income Trust, pursuant to a plan of liquidation (the "Plan") approved by the Board. Effective on or about October 30, 2015, the Fund will cease operations and will commence an orderly liquidation and distribution of the Fund's portfolio according to the Plan. Each shareholder will receive its pro rata portion of the liquidation proceeds.

In anticipation of this liquidation, the Fund may deviate from its stated investment policies going forward and may not achieve its investment objectives.

In connection with the liquidation, the Fund may realize capital gains as a result of the liquidation of securities held by the Fund. If so realized, such capital gains will be distributed to the shareholders and may be taxable to the receiving shareholder. Shareholders should contact their tax advisors to discuss the potential tax consequences.

There are no other changes to the Prospectuses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-972 (8/15)